ARTIO GLOBAL FUNDS

Artio Global High Income Fund

Supplement dated May 21, 2010 to the

Statement of Additional Information dated March 1, 2010

In the section entitled “Common Investment Strategies” the following language is added on page 16 before the sub-section “Depository Receipts”:

Delayed Funding Loans and Revolving Credit Facilities

The Global High Income Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount.

Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. To the extent that the Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

In the sub-section entitled “Private Placements” within the section “Common Investment Strategies on page 33, the first sentence of the first paragraph is revised as follows:

Each Fund other than the Total Return Bond Fund may purchase securities that are privately placed and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws.

In the sub-section entitled “General Valuation Information” within the section “Additional Purchase and Redemption Information” on page 83, the following sentence is added to the end of the third paragraph:

Certain fixed income securities and obligations purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date.